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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2009

VIRGIN MEDIA INC.
(Exact Name of Registrant as specified in its charter)

VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED
(Additional Registrant)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (I.R.S. Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.	2
Item 9.01.	Financial Statements and Exhibits.	3
SIGNATURES		4
Exhibit 23.1
Exhibit 23.2
Exhibit 99.1

Item 8.01.    Other Events.

        In the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 (the "2009 First Quarter filing on Form 10-Q"), Virgin Media Inc. and Virgin Media Investment Holdings Limited (individually and collectively, the "Company") (i) reclassified its sit-up reporting unit as assets and liabilities held for sale and discontinued operations, (ii) reported segment results based on a new operating segment structure and (iii) reflected the retroactive application of FASB Staff Position APB 14-1, Accounting for Convertible Debt Instruments that may be Settled in Cash Upon Conversion (Including Partial Cash Settlement), or FSP APB 14-1, which requires that the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) be separately accounted for in a manner that reflects an issuer's nonconvertible debt borrowing rate. The Company is filing this Current Report on Form 8-K to revise the historical financial and other information included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 (the "2008 Form 10-K") to reflect the discontinued operations, the revised operating segment structure and retroactive application of FSP APB 14-1.

Discontinued Operations

        As previously reported, the Company sold its sit-up reporting unit on April 1, 2009. In accordance with FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, or FAS 144, the Company determined that the planned sale of the sit-up business met the requirements as of March 31, 2009 to be reflected as assets and liabilities held for sale and discontinued operations in the 2009 First Quarter filing on Form 10-Q. Exhibit 99.1 presents sit-up in accordance with FAS 144 for all periods covered by the financial statements included in the 2008 Form 10-K.

Segment Changes

        As reported in the 2009 First Quarter filing on Form 10-Q, the Company has realigned its internal reporting structure and the related financial information used by its chief operating decision maker to assess the performance of its business. The Company's former operating segments were Cable, Mobile and Content, and the new operating segments are Consumer, Business and Content. The new Consumer segment comprises the majority of the former Cable segment and the entire Mobile segment. The new Business segment comprises the portion of the former Cable segment that is not included in the new Consumer segment. The Content segment remains unchanged, except as affected by the reclassification of the sit-up reporting unit as discontinued operations, as discussed above. Exhibit 99.1 presents segment information based on the new segment structure for all periods covered by the financial statements included in the 2008 Form 10-K, in accordance with FASB Statement No. 131, Disclosures about Segments of an Enterprise and Related Information.

Convertible Debt Accounting

        In May 2008, the FASB issued FSP APB 14-1. FSP APB 14-1 requires that the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) be separately accounted for in a manner that reflects an issuer's nonconvertible debt borrowing rate. As a result, the liability component is recorded at a discount reflecting its below market coupon interest rate, and is subsequently accreted to its par value over its expected life, with the rate of interest that reflects the market rate at issuance being reflected in the results of operations. This change in methodology will affect the calculations of net income and earnings per share, but will not increase the Company's cash interest payments. The Company reflected the adoption of FSP APB 14-1 in its 2009 First Quarter filing on Form 10-Q, as required by FSP APB 14-1. Exhibit 99.1 presents the retroactive application of this accounting standard.

Revisions to the 2008 Form 10-K

        This Current Report on Form 8-K retrospectively revises the following items of the 2008 Form 10-K, by replacing those items with the corresponding revised items contained in Exhibit 99.1 hereto, which is incorporated herein by reference:

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  Item 1. Business.

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  Item 6. Selected Financial Data.

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  Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

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  Item 8. Financial Statements and Supplementary Data.

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  Item 15. Exhibits and Financial Statement Schedules:

          (a)(1)  Financial Statements.

          (a)(2)  Financial Statement Schedules.

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  Exhibit 12.1. Computation of Ratio of Earnings to Fixed Charges.

        No Items of the 2008 Form 10-K other than those identified above are being revised by this filing. Information in the 2008 Form 10-K, including the information in the items adjusted by this Current Report on Form 8-K, is generally stated as of December 31, 2008 and this filing is not intended to reflect subsequent information or events other than revisions to reflect the events described above or as otherwise required. Without limiting the generality of the foregoing, this filing does not purport to update the "Business" or "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the 2009 First Quarter filing on Form 10-Q and the Company's other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the 2009 First Quarter filing on Form 10-Q and such other filings.

Item 9.01.    Financial Statements and Exhibits.

          (d)   Exhibits

23.1	Consent of Ernst & Young LLP for the registrant
23.2	Consent of Ernst & Young LLP for the additional registrant
99.1	Business, Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, the Consolidated Financial Statements and notes thereto, and Computation of Ratio of Earnings to Fixed Charges, and the reports of the independent registered public accounting firm (replacing and superseding Part I, Item 1, Part II, Items 6, 7 and 8, and Exhibit 12.1 of the 2008 Form 10-K filed by Virgin Media Inc. and Virgin Media Investment Holdings Limited on February 26, 2009).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 27, 2009	VIRGIN MEDIA INC.
	By:	/s/ BRYAN H. HALL Bryan H. Hall Secretary

Date: May 27, 2009	VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED
	By:	/s/ ROBERT GALE Robert Gale Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Ernst & Young LLP for the registrant.
23.2	Consent of Ernst & Young LLP for the additional registrant.
99.1	Business, Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, the Consolidated Financial Statements and notes thereto, and Computation of Ratio of Earnings to Fixed Charges, and the reports of the independent registered public accounting firm (replacing and superseding Part I, Item 1, Part II, Items 6, 7 and 8, and Exhibit 12.1 of the 2008 Form 10-K filed by Virgin Media Inc. and Virgin Media Investment Holdings Limited on February 26, 2009).